UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) February 1, 2006
NORTEL NETWORKS CORPORATION

(Exact name of registrant as specified in its charter)

CANADA	001-07260	NOT APPLICABLE

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8200 DIXIE ROAD, SUITE 100, BRAMPTON, ONTARIO, CANADA		L6T 5P6

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code 905-863-0000

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
On February 1, 2006, Nortel Networks Corporation announced that it and the Company’s indirect subsidiary, Nortel Networks Inc., have entered into binding commitments for a new one year credit facility in the aggregate principal amount of US$1.3 billion arranged by J.P. Morgan Securities Inc. and Citigroup Corporate and Investment Banking, or their affiliates. The material terms of the new credit facility are described in the press release announcing the new facility, attached hereto as Exhibit 99.1, in the commitment letters, attached hereto as Exhibits 10.1, 10.2 and 10.3, and in a securities demand letter, attached hereto as Exhibit 10.4, all of which are incorporated by reference herein (other than information included on or linked from the registrant’s website referenced in such press release, which is not incorporated by reference into this report).
Item 8.01. Other Events.
On February 1, 2006, the registrant issued the press release attached hereto as Exhibit 99.1, which is incorporated by reference herein (other than information included on or linked from the registrant’s website, referenced in such press release, which is not incorporated by reference into this report).
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

10.1	Commitment Letter dated February 1, 2006 among Nortel Networks Corporation, Nortel Networks Inc., J.P. Morgan Securities Inc., JPMorgan Chase Bank, N.A. and Citigroup Global Markets Inc.

10.2	Commitment Advice Letter Agreement dated February 1, 2006 among Nortel Networks Corporation, Nortel Networks Inc., Royal Bank of Canada and J.P. Morgan Securities Inc.

10.3	Commitment Advice Letter Agreement dated February 1, 2006 among Nortel Networks Corporation, Nortel Networks Inc., Export Development Canada and J.P. Morgan Securities Inc.

10.4	Securities Demand Letter dated February 1, 2006 among Nortel Networks Corporation, Nortel Networks Inc., J.P. Morgan Securities Inc. and JPMorgan Chase Bank, N.A.

99.1	Press Release issued by the registrant on February 1, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTEL NETWORKS CORPORATION

By:	/s/ Peter W. Currie Peter W. Currie
Executive Vice-President
and Chief Financial Officer

By:	/s/ Gordon A. Davies

Gordon A. Davies General Counsel — Corporate
and Corporate Secretary
Dated: February 2, 2006

EXHIBIT INDEX

Exhibit No.	Description

10.1	Commitment Letter dated February 1, 2006 among Nortel Networks Corporation, Nortel Networks Inc., J.P. Morgan Securities Inc., JPMorgan Chase Bank, N.A. and Citigroup Global Markets Inc.

10.2	Commitment Advice Letter Agreement dated February 1, 2006 among Nortel Networks Corporation, Nortel Networks Inc., Royal Bank of Canada and J.P. Morgan Securities Inc.

10.3	Commitment Advice Letter Agreement dated February 1, 2006 among Nortel Networks Corporation, Nortel Networks Inc., Export Development Canada and J.P. Morgan Securities Inc.

10.4	Securities Demand Letter dated February 1, 2006 among Nortel Networks Corporation, Nortel Networks Inc., J.P. Morgan Securities Inc. and JPMorgan Chase Bank, N.A.

99.1	Press Release issued by the registrant on February 1, 2006.

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